UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 26, 2007

ODYSSEY HEALTHCARE, INC.
(Exact name of registrant as specified in its charter)

Texas	000-33267	43-1723043
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

717 North Harwood Street, Suite 1500 Dallas, Texas (Address of principal executive offices)		75201 (Zip Code)
Registrant’s telephone number, including area code: (214) 922-9711
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01 Financial Statements and Exhibits
SIGNATURE
Exhibit Index
Form of Restricted Stock Unit Award Agreement under 2001 Equity Based Compensation Plan - Time Based RSU Award
Form of Restricted Stock Unit Award Agreement under 2001 Equity Based Compensation Plan - Additional Incentive Based RSU Award

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On December 22, 2006, Odyssey HealthCare, Inc. (the “Company”) filed a Form 8-K describing certain restricted stock unit awards (“Restricted Stock Units”) that were granted to certain executive officers of the Company by the Compensation Committee of the Board of Directors pursuant to the Company’s 2001 Equity-Based Compensation Plan. The form award agreements applicable to such Restricted Stock Units are attached hereto.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.
10.1	Form of Restricted Stock Unit Award Agreement under the Odyssey HealthCare Inc. 2001 Equity Based Compensation Plan- Time Based RSU Award.

10.2	Form of Restricted Stock Unit Award Agreement under the Odyssey HealthCare Inc. 2001 Equity Based Compensation Plan — Additional Incentive Based RSU Award.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ODYSSEY HEALTHCARE, INC.
Date: February 26, 2007	By:	/s/ R. Dirk Allison
R. Dirk Allison
Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
10.1	Form of Restricted Stock Unit Award Agreement under the Odyssey HealthCare Inc. 2001 Equity Based Compensation Plan- Time Based RSU Award.

10.2	Form of Restricted Stock Unit Award Agreement under the Odyssey HealthCare Inc. 2001 Equity Based Compensation Plan - Additional Incentive Based RSU Award.